[Logo] M F S (R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)



                                   MFS(R) TOTAL RETURN FUND
                                   SEMIANNUAL REPORT o MARCH 31, 1999

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 30
Notes to Financial Statements ............................................. 37
MFS' Year 2000 Readiness Disclosure ....................................... 44
Trustees and Officers ..................................................... 45

       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKED THE 75TH ANNIVERSARY OF MFS' INVENTION OF
       THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER
       OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT.
       IMAGINE TODAY'S WORLD WITHOUT MUTUAL       -------------------------
       FUNDS. WE COULDN'T. AND WHILE THE                 MFS 75 YEARS
       YEARS AHEAD WILL BRING A NUMBER OF              [graphic omitted]
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE     -------------------------
       WILL HELP GUIDE A NEW GENERATION OF        EXPERIENCE THE FUTURE(SM)
       INVESTORS INTO THE FUTURE.                 -------------------------


--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
Since we launched Massachusetts Investors Trust, the nation's first mutual fund, 75 years ago, MFS has weathered numerous market and economic cycles, from the occasional recession to long periods of growth and prosperity. Throughout that time, we have tried to give investors a realistic assessment of the investment markets and, when necessary, to sound a note of caution -- even when market conditions appear quite favorable.

Although the equity markets have overcome last year's volatility, we still think stocks are overdue for a correction that will rid them of the excesses that have developed. Perhaps the most glaring measure of those excesses is the high level of valuations, that is, the amount equity investors are paying for each dollar of earnings. By mid-March, the price-to-earnings (P/E) ratio of the average stock in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, was almost 28% higher than it was a year ago. While P/E ratios keep going up, earnings have essentially been flat, and we believe they are likely to stay that way, for a few months at least. This leaves stock prices vulnerable to negative events such as a domestic or international crisis, a sudden increase in interest rates, or a slowing economy, any of which could lead to lower corporate earnings.

While risks in the overall market have increased, one industry calls for particular attention. For several months, Internet-related stocks have exhibited extreme price volatility. The Internet's potential impact on the way individuals and companies communicate and conduct business is certainly great, but we feel that most of the recent run-up in the share prices of these companies is unjustified. Many of them have not yet reported any profits, and there is no way of knowing which of today's "hot" Internet stocks will be successful -- or even in existence -- a few years from now. Therefore, we think the frenzy surrounding even the best-known Internet stocks is purely speculative.

However, there are some established companies offering Internet-related products and services that may generate revenue. These include companies that provide networking equipment, that make servers to store information, and that help customers make better use of Internet services. Because they already have profitable businesses as well as the potential to use the Internet to increase their opportunities to generate revenue, these companies have been the focus of our research efforts.

Although we think valuations for the overall equity market, and especially for Internet stocks, are excessive, we see this situation as an opportunity for our portfolio managers to capitalize on MFS(R) Original Research(SM). This is a fundamental, company-by-company process that helps us find investments that we believe are most likely to achieve long-term earnings growth, through both negative and positive market cycles.

We also rely heavily on our research process when investing in the fixed-income markets. Last year, turmoil in emerging markets and volatility in the U.S. stock market helped create a "flight to quality," meaning that investors moved toward U.S. Treasury securities, which are seen as carrying less risk, and away from almost everything else. As a result, yields on non-Treasury securities increased, while yields on Treasuries fell. Some of these yield spreads, or differentials, have narrowed, but they have not returned to the levels seen before last year's market turmoil. We think this has created opportunities for our portfolio managers to find attractive yields in these markets.

Individual investors, meanwhile, should keep in mind that the tremendous increases in the broad stock market averages of the past several years are a historical aberration and do not necessarily indicate future market performance. If they are not already diversified across a range of investments, including growth stock funds, value-oriented funds, and fixed-income funds, investors may want to talk to their financial advisers about developing well-diversified portfolios with greater potential to weather unexpected changes in the markets. Doing so may help investors more effectively meet their long-term financial goals. We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    April 16, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David M. Calabro]
      David M. Calabro

For the six months ended March 31, 1999, Class A shares of the Fund provided a total return of 6.85%, Class B shares 6.50%, Class C shares 6.56%, and Class I shares 7.04%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 27.23% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, for the same period. The Fund's returns also compare to a -0.36% return for the Lehman Brothers Government/Corporate Bond Index (the Lehman Index), an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities, excluding mortgage-backed securities. During the same period, the average balanced fund as tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 12.58%.

Q. CAN YOU TELL US ABOUT THE FUND'S RECENT PERFORMANCE?

A. Performance should be viewed in the context of the Fund's investment style. This is a conservative, value-oriented stock and bond fund. About 56% of the portfolio's assets are invested in stocks. We look for stocks whose prices do not yet, in our opinion, reflect the companies' true values based on earnings or business prospects. Part of our strategy is to sell when we think a stock has become fully valued. Because we are long-term investors, we do not chase market trends. Our short-term performance has been hurt by recent market conditions. Over the past year or so, most of the favorable performance of the S&P 500 has come from a narrow band of 25 to 50 large-company growth, not value, stocks. Over a typical six- or seven-year period, returns of growth and value stocks are similar. But in 1998 and the first quarter of 1999, divergence between growth and value stocks widened dramatically. Also, many balanced funds have taken a more aggressive approach recently, reducing their bond positions and investing in more large-company growth and technology stocks. We have not done that. We won't change our focus of seeking low price volatility and consistent returns.

Q. COULD YOU TALK ABOUT SOME INDUSTRIES THAT HAVE HELPED THE FUND OVER THE PAST SIX MONTHS?

A. Financial services stocks came back from last summer's lows as investors saw that these companies were not overly impacted by economic turmoil overseas. For example, American Express has regained its stature as a high-powered, blue-chip company capable of growing its earnings at a double-digit rate over a sustained period. The company's credit card business is signing up new customers in the United States, as well as in recovering overseas markets, such as South Korea. The company is also making deals with banks and other financial institutions around the world to issue American Express cards. Another example is Equitable, which has benefited from a huge rebound in its brokerage business. The company's profits have improved dramatically in the past nine months.

Q. WHAT ABOUT OTHER INDUSTRIES?

A. We also have received good performance from some cable TV and telecommunications stocks. The cable business has been growing very steadily. Consolidation is helping these stocks because investors expect the merged companies to cut costs and broaden their reach. Time Warner and MediaOne, which AT&T has proposed taking over, are recent examples. Telecommunications holdings, such as Sprint, also have benefited from consolidation and takeover speculation. As phone companies merge, stock prices of good properties are being bid up because there are so few left.

Q. COULD YOU TALK ABOUT SOME STOCKS THAT DIDN'T PERFORM QUITE SO WELL?

A. The utility sector has had poor earnings growth relative to the S&P 500. In particular, the warm winter caused lower energy use and, in turn, caused lower demand for electric power and natural gas. These factors led to lower earnings. Also, stock prices of the regional Bell operating companies have been disappointing. Investors are uncertain which companies will do well in an industry that is changing so fast and opening up all markets to competition.

Q. BUT DO YOU STILL THINK THE UTILITIES AND REGIONAL BELL COMPANIES ARE GOOD BUSINESSES?

A. Absolutely. We believe there's a ton of value. These companies are attractive based on projected earnings. As we look ahead, we think we will see consistent earnings growth, which will drive up stock prices. In addition, we expect electric utility deregulation to cause an incredible amount of consolidation over the next five years. We think deregulation will be very positive for the stocks as companies cut management expenses and coordinate the use of power and gas lines.

Q. COULD YOU TALK ABOUT ANY AREAS IN WHICH YOU HAVE REDUCED POSITIONS?

A. We haven't made any dramatic reductions. Some pharmaceutical companies have performed very well for us as their prices have gone up, but we sold or reduced our positions in them because we thought their prices were getting too high based on projected earnings. For example, we still think Bristol-Myers Squibb is a good company, but we feel the stock has become fully valued, so we trimmed our position.

Q. WHAT IS THE FUND'S INTERNATIONAL EXPOSURE?

A. Our international holdings are mostly in large, multinational companies based in Western Europe, such as SmithKline Beecham and Glaxo in pharmaceuticals, BP Amoco in energy, and AKZO Nobel, in chemicals and pharmaceuticals. These are large, global companies with good businesses that just happen to be domiciled outside the United States.

Q. WHAT IS YOUR OUTLOOK FOR THE EQUITY MARKETS?

A. We don't think corporate earnings are going to show much improvement over the next several quarters. In fact, they may decline. Given the concern over profits, as well as the global economic and political situation, we still favor defensive sectors with good yields, such as energy companies or utilities. The energy sector, for example, is starting to look better as oil prices have risen, while the utilities sector appears to be poised for a rebound. As a result, we think the stock prices of energy companies and utilities have become more attractive, relative to their projected earnings.

Q. WHAT ABOUT THE FUND'S BOND POSITION?

A. Thanks to continued prosperity in the United States, the fixed-income markets are in quite good shape, and we're trying to take advantage of that. For example, we have increased our corporate bond exposure to around 50% of fixed-income assets. To preserve the high quality of the fixed-income portfolio, 25% of the remainder of those assets is invested in the U.S. Treasury market, 20% in government-backed securities such as mortgage securities, and the rest in "AAA"-rated asset-backed securities, such as those backed by home equity and auto loans.

Q. WHY ARE YOU SO POSITIVE ON THE FIXED-INCOME MARKETS?

A. Even though the U.S. economy grew at a 6% annual rate in the fourth quarter of 1998 and around 5% in the first quarter of 1999, inflationary pressures have not emerged. Investors are more confident that income from bonds won't be eroded by inflation, and issuers have had little trouble making their debt payments. Because productivity gains have helped offset wage increases, consumer and producer prices have risen only slightly. Also, prices of imports continue to fall because of currency devaluations by Asian countries seeking to maintain export growth. We think these factors have created a stable fixed-income environment that is ideal for investment-grade and high-yield corporate securities.
   /s/ David M. Calabro
       David M. Calabro
       Lead Portfolio Manager

(On behalf of the MFS Total Return Fund Team)

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

   DAVID M. CALABRO, SENIOR VICE PRESIDENT; KENNETH J. ENRIGHT, VICE PRESIDENT; GEOFFREY L. KURINSKY, SENIOR VICE PRESIDENT; CONSTANTINOS MOKAS, VICE PRESIDENT; AND LISA B. NURME, SENIOR VICE PRESIDENT, ARE THE FUND'S PORTFOLIO MANAGERS. MR. CALABRO IS THE HEAD OF THE PORTFOLIO MANAGEMENT TEAM AND A MANAGER OF THE COMMON STOCK PORTION OF THE FUND'S PORTFOLIO. MR. CALABRO HAS BEEN EMPLOYED BY MFS SINCE 1992. MR. ENRIGHT, A MANAGER OF THE COMMON STOCK PORTION OF THE FUND'S PORTFOLIO, HAS BEEN EMPLOYED BY MFS SINCE 1986. MR. KURINSKY, THE MANAGER OF THE FUND'S FIXED-INCOME SECURITIES, HAS BEEN EMPLOYED BY MFS SINCE 1987. MR. MOKAS, THE MANAGER OF THE FUND'S CONVERTIBLE SECURITIES, HAS BEEN EMPLOYED BY MFS SINCE 1990. MS. NURME, A MANAGER OF THE COMMON STOCK PORTION OF THE FUND'S PORTFOLIO, HAS BEEN EMPLOYED BY MFS SINCE 1987.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS(R) ORIGINAL RESEARCH(SM), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

  FUND FACTS

  OBJECTIVE:                 SEEKS ABOVE-AVERAGE INCOME (COMPARED TO A PORTFOLIO
                             ENTIRELY INVESTED IN STOCKS) CONSISTENT WITH THE
                             PRUDENT EMPLOYMENT OF CAPITAL. THE FUND ALSO SEEKS
                             GROWTH OF CAPITAL AND INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:     OCTOBER 6, 1970

  CLASS INCEPTION:           CLASS A  OCTOBER 6, 1970
                             CLASS B  AUGUST 23, 1993
                             CLASS C  AUGUST 1, 1994
                             CLASS I  JANUARY 2, 1997

  SIZE:                      $6.5 BILLION NET ASSETS AS OF MARCH 31, 1999

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary for more information.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH MARCH 31, 1999

CLASS A

                                        6 Months         1 Year        3 Years        5 Years   10 Years/Life
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return                   +6.85%         +4.30%        +49.44%        +95.86%        +235.87%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return                 --           +4.30%        +14.33%        +14.39%        + 12.88%
-------------------------------------------------------------------------------------------------------------
SEC Results                                 --           -0.66%        +12.49%        +13.29%        + 12.33%
-------------------------------------------------------------------------------------------------------------

CLASS B

                                        6 Months         1 Year        3 Years        5 Years   10 Years/Life
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return                   +6.50%         +3.62%        +46.37%        +88.77%        +221.86%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return                 --           +3.62%        +13.54%        +13.55%        + 12.40%
-------------------------------------------------------------------------------------------------------------
SEC Results                                 --           +0.10%        +12.76%        +13.31%        + 12.40%
-------------------------------------------------------------------------------------------------------------

CLASS C

                                        6 Months         1 Year        3 Years        5 Years   10 Years/Life
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return                   +6.56%         +3.61%        +46.56%        +90.02%        +225.89%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return                 --           +3.61%        +13.59%        +13.70%        + 12.54%
-------------------------------------------------------------------------------------------------------------
SEC Results                                 --           +2.73%        +13.59%        +13.70%        + 12.54%
-------------------------------------------------------------------------------------------------------------

CLASS I

                                        6 Months         1 Year        3 Years        5 Years   10 Years/Life
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return                   +7.04%         +4.66%        +50.66%        +97.49%        +238.56%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return                 --           +4.66%        +14.64%        +14.58%        + 12.97%
-------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF MARCH 31, 1999

FIVE LARGEST STOCK SECTORS

UTILITIES & COMMUNICATIONS              23.2%
FINANCIAL SERVICES                      22.3%
ENERGY                                   8.2%
CONSUMER STAPLES                         7.7%
LEISURE                                  7.2%

TOP 10 STOCK HOLDINGS

BP AMOCO PLC  2.6%                              HARTFORD FINANCIAL SERVICES GROUP, INC.   1.6%
British oil and petrochemical company           Multiline insurance company

GTE CORP.  1.9%                                 MCDONALD'S CORP.  1.6%
Telecommunications company                      Fast-food restaurant owner/franchiser

EQUITABLE COS., INC.  1.9%                      ALLIED SIGNAL, INC.  1.6%
Diversified financial services company          Aerospace, automotive, and environmental
                                                products manufacturer
LINCOLN NATIONAL CORP.  1.8%
Multiline insurance company                     MOBIL CORP.  1.3%
                                                International oil and gas company
CITIGROUP, INC.  1.6%
Diversified financial services company          AMERICAN HOME PRODUCTS CORP.  1.3%
                                                Pharmaceutical and home products company

The portfolio is actively managed, and holdings are subject to change.

PORTFOLIO OF INVESTMENTS (Unaudited) -- March 31, 1999

------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks - 47.1%
  Aerospace - 2.0%
    Allied Signal, Inc.                                             1,223,500           $   60,180,906
    General Dynamics Corp.                                            142,100                9,129,925
    Gulfstream Aerospace Corp.*                                        51,350                2,227,306
    Lockheed-Martin Corp.                                              60,000                2,261,250
    Raytheon Co., "A"                                                 633,053               36,558,811
    Raytheon Co., "B"                                                 164,500                9,643,813
    United Technologies Corp.                                          69,248                9,378,776
                                                                                        --------------
                                                                                        $  129,380,787
------------------------------------------------------------------------------------------------------
  Automotive - 1.0%
    Delphi Automotive Systems Corp.*                                  320,400           $    5,687,100
    Federal-Mogul Corp.                                               100,000                4,300,000
    Ford Motor Co.                                                    271,100               15,384,925
    TRW, Inc.                                                         870,800               39,621,400
                                                                                        --------------
                                                                                        $   64,993,425
------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 2.5%
    Bank of New York, Inc.                                            973,808           $   34,996,225
    BankAmerica Corp.                                                 313,600               22,148,000
    BankBoston Corp.                                                   45,000                1,949,063
    Chase Manhattan Corp.                                              50,000                4,065,625
    Mellon Bank Corp.                                                 551,300               38,797,737
    National City Corp.                                                78,800                5,230,350
    PNC Bank Corp.                                                    479,400               26,636,662
    Washington Mutual, Inc.                                            57,000                2,329,875
    Wells Fargo Co.                                                   692,920               24,295,508
                                                                                        --------------
                                                                                        $  160,449,045
------------------------------------------------------------------------------------------------------
  Building - 0.1%
    Sherwin Williams Co.                                              344,000           $    9,675,000
------------------------------------------------------------------------------------------------------
  Business Machines - 1.6%
    International Business Machines Corp.                             117,300           $   20,791,425
    Motorola, Inc.                                                    483,900               35,445,675
    Xerox Corp.                                                       906,200               48,368,425
                                                                                        --------------
                                                                                        $  104,605,525
------------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.2%
    Telephone & Data Systems, Inc.                                    194,060           $   10,940,132
------------------------------------------------------------------------------------------------------
  Chemicals - 0.3%
    Dow Chemical Co.                                                  132,500           $   12,347,344
    Du Pont (E.I.) de Nemours & Co., Inc.                             154,500                8,970,656
                                                                                        --------------
                                                                                        $   21,318,000
------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.2%
    Hewlett-Packard Co.                                               167,700           $   11,372,156
------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.2%
    BMC Software, Inc.*                                               317,300           $   11,759,931
    Computer Associates International, Inc.                           120,000                4,267,500
                                                                                        --------------
                                                                                        $   16,027,431
------------------------------------------------------------------------------------------------------
  Conglomerates - 0.3%
    Eastern Enterprises                                               509,200           $   18,522,150
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 2.0%
    Black & Decker Corp.                                              150,000           $    8,315,625
    Fortune Brands, Inc.                                              711,000               27,506,812
    Gillette Co.                                                      125,700                7,471,294
    International Flavours                                            383,400               14,401,463
    Kimberly-Clark Corp.                                              290,700               13,935,431
    Newell Rubbermaid, Inc.*                                           83,000                3,942,500
    Philip Morris Cos., Inc.                                        1,110,000               39,058,125
    Procter & Gamble Co.                                               62,000                6,072,125
    Tyco International Ltd.                                           135,420                9,716,385
                                                                                        --------------
                                                                                        $  130,419,760
------------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.0%
    Cooper Industries, Inc.                                           575,200           $   24,517,900
    Emerson Electric Co.                                              631,900               33,451,206
    General Electric Co.                                               50,044                5,536,118
                                                                                        --------------
                                                                                        $   63,505,224
------------------------------------------------------------------------------------------------------
  Electronics - 0.1%
    AMP, Inc.                                                          89,031           $    4,779,852
------------------------------------------------------------------------------------------------------
  Energy
    BJ Services Co.*                                                   65,000           $    1,523,438
------------------------------------------------------------------------------------------------------
  Entertainment - 1.9%
    Disney (Walt) Co.                                                 920,100           $   28,638,112
    Harrah's Entertainment, Inc.*                                     290,000                5,528,125
    MediaOne Group, Inc.*                                             732,000               46,482,000
    Time Warner, Inc.                                                 571,932               40,642,918
                                                                                        --------------
                                                                                        $  121,291,155
------------------------------------------------------------------------------------------------------
  Financial Institutions - 2.4%
    American Express Co.                                              167,500           $   19,681,250
    Associates First Capital Corp., "A"                               577,210               25,974,450
    Citigroup, Inc.                                                   975,600               62,316,450
    Edwards (A.G.), Inc.                                              362,900               11,862,294
    Federal Home Loan Mortgage Corp.                                  628,400               35,897,350
    Merrill Lynch & Co., Inc.                                          50,000                4,421,875
                                                                                        --------------
                                                                                        $  160,153,669
------------------------------------------------------------------------------------------------------
  Financial Services
    Waddell & Reed Financial, Inc.                                     72,686           $    1,444,634
------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.7%
    Anheuser-Busch Cos., Inc.                                         125,000           $    9,523,438
    Archer-Daniels-Midland Co.                                      2,310,447               33,934,690
    Bestfoods Co.                                                     330,400               15,528,800
    General Mills, Inc.                                               303,700               22,948,331
    Hershey Foods Corp.                                               169,400                9,486,400
    Hubbell, Inc.                                                     109,000                4,360,000
    McCormick & Co., Inc.                                             164,100                4,758,900
    Quaker Oats Co.                                                    86,700                5,424,169
    Ralston-Ralston Purina Co.                                        164,800                4,398,100
                                                                                        --------------
                                                                                        $  110,362,828
------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 1.4%
    Bowater, Inc.                                                     735,200           $   29,132,300
    Champion International Corp.                                      707,000               29,031,187
    International Paper Co.                                            33,000                1,392,188
    Weyerhaeuser Co.                                                  503,000               27,916,500
    Willamette Industries, Inc.                                       184,300                6,957,325
                                                                                        --------------
                                                                                        $   94,429,500
------------------------------------------------------------------------------------------------------
  Insurance - 5.9%
    Allstate Corp.                                                    483,800           $   17,930,838
    American International Group, Inc.                                165,000               19,903,125
    Chubb Corp.                                                       416,600               24,397,138
    CIGNA Corp.                                                       470,600               39,442,162
    Equitable Cos., Inc.                                            1,018,182               71,272,740
    Hartford Financial Services Group, Inc.                         1,095,900               62,260,819
    Jefferson Pilot Corp.                                             377,100               25,548,525
    Lincoln National Corp.                                            684,300               67,660,162
    MONY Group, Inc.*                                                   4,400                  109,450
    Nationwide Financial Services, Inc., "A"                          135,000                5,670,000
    ReliaStar Financial Corp.                                         657,200               28,013,150
    Torchmark Corp.                                                    80,400                2,542,650
    Transamerica Corp.                                                268,400               19,056,400
                                                                                        --------------
                                                                                        $  383,807,159
------------------------------------------------------------------------------------------------------
  Machinery - 0.1%
    Eaton Corp.                                                        80,000           $    5,720,000
------------------------------------------------------------------------------------------------------
  Manufacturing - 0.1%
    Illinois Tool Works, Inc.                                         155,800           $    9,640,125
------------------------------------------------------------------------------------------------------
  Medical and Health Products - 2.0%
    American Home Products Corp.                                      779,200           $   50,842,800
    Baxter International, Inc.                                         70,000                4,620,000
    Becton Dickinson & Co.                                            317,600               12,168,050
    Bristol-Myers Squibb Co.                                          198,900               12,791,756
    Merck & Co., Inc.                                                 195,000               15,636,563
    Pharmacia & Upjohn, Inc.                                          515,900               32,179,262
                                                                                        --------------
                                                                                        $  128,238,431
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.4%
    Columbia/HCA Healthcare Corp.                                     744,400           $   14,097,075
    United Healthcare Corp.                                           238,800               12,566,850
                                                                                        --------------
                                                                                        $   26,663,925
------------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.4%
    Alcoa, Inc.                                                       664,400           $   27,364,975
------------------------------------------------------------------------------------------------------
  Oil Services - 0.2%
    Cooper Cameron Corp.*                                             110,000           $    3,726,250
    Noble Drilling Corp.*                                             360,800                6,246,350
    Schlumberger Ltd.                                                  72,500                4,363,594
                                                                                        --------------
                                                                                        $   14,336,194
------------------------------------------------------------------------------------------------------
  Oils - 2.5%
    Chevron Corp.                                                     177,500           $   15,697,656
    Conoco, Inc., "A"*                                              1,066,300               26,190,994
    Devon Energy Corp.                                                 54,100                1,491,131
    Exxon Corp.                                                       356,951               25,187,355
    Mobil Corp.                                                       580,920               51,120,960
    Newfield Exploration Co.*                                         138,000                3,122,250
    Texaco, Inc.                                                      270,000               15,322,500
    Unocal Corp.                                                      696,850               25,652,791
                                                                                        --------------
                                                                                        $  163,785,637
------------------------------------------------------------------------------------------------------
  Photographic Products - 0.1%
    Eastman Kodak Co.                                                  89,300           $    5,704,038
------------------------------------------------------------------------------------------------------
  Pollution Control - 0.2%
    Browning Ferris Industries, Inc.                                  298,300           $   11,503,194
------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.3%
    Gannett Co., Inc.                                                 179,100           $   11,283,300
    New York Times Co.                                                265,000                7,552,500
                                                                                        --------------
                                                                                        $   18,835,800
------------------------------------------------------------------------------------------------------
  Railroads - 0.7%
    Burlington Northern Santa Fe Railway Co.                          870,500           $   28,617,687
    Kansas City Southern Industries, Inc.                              30,500                1,738,500
    Norfolk Southern Corp.                                            330,900                8,727,488
    Wisconsin Central Transportation Corp.*                           500,000                6,625,000
                                                                                        --------------
                                                                                        $   45,708,675
------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 1.0%
    Arden Realty, Inc.                                                264,800           $    5,891,800
    Boston Properties, Inc.                                            62,800                1,986,050
    CarrAmerica Realty Corp.                                          395,800                8,732,337
    Equity Residential Properties Trust                               270,000               11,137,500
    Federal Realty Investment Trust                                   219,000                4,640,063
    First Industrial Realty Trust, Inc.                               225,000                5,385,937
    Kilroy Realty Corp.                                               264,800                5,428,400
    Mid-America Apartment Communities, Inc.                           195,900                4,187,363
    TriNet Corporate Realty Trust, Inc.                               704,400               17,874,150
                                                                                        --------------
                                                                                        $   65,263,600
------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 1.0%
    McDonald's Corp.                                                1,371,600           $   62,150,625
    Wendy's International, Inc.                                        86,400                2,457,000
                                                                                        --------------
                                                                                        $   64,607,625
------------------------------------------------------------------------------------------------------
  Special Products and Services - 0.4%
    MCN Energy Group, Inc.                                            729,100           $   11,711,169
    USEC, Inc.                                                      1,250,200               17,033,975
                                                                                        --------------
                                                                                        $   28,745,144
------------------------------------------------------------------------------------------------------
  Stores - 1.2%
    American Stores Co.                                               913,000           $   30,129,000
    Dayton Hudson Corp.                                               618,200               41,187,575
    Rite Aid Corp.                                                    169,300                4,232,500
                                                                                        --------------
                                                                                        $   75,549,075
------------------------------------------------------------------------------------------------------
  Supermarkets - 0.8%
    Kroger Co.*                                                       248,200           $   14,860,975
    Meyer (Fred), Inc.*                                               586,810               34,548,439
                                                                                        --------------
                                                                                        $   49,409,414
------------------------------------------------------------------------------------------------------
  Telecommunications - 3.7%
    Alltel Corp.                                                       78,000           $    4,865,250
    AT&T Corp.                                                        284,200               22,682,713
    Bell Atlantic Corp.                                               523,400               27,053,237
    Century Telephone Enterprises, Inc.                                70,000                4,917,500
    Cincinnati Bell, Inc.                                             314,400                7,054,350
    GTE Corp.                                                       1,206,700               73,005,350
    Intermedia Communications, Inc.*                                  157,200                4,185,450
    SBC Communications, Inc.                                        1,053,848               49,662,587
    Sprint Corp.                                                      469,900               46,108,937
                                                                                        --------------
                                                                                        $  239,535,374
------------------------------------------------------------------------------------------------------
  Transportation - 0.1%
    Union Pacific Corp.                                               100,000           $    5,343,750
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.8%
    Calpine Corp.*                                                    104,350           $    3,802,253
    Carolina Power & Light Co.                                        830,600               31,407,062
    CMS Energy Corp.                                                  289,200               11,586,075
    DTE Energy Co.                                                    282,000               10,839,375
    FirstEnergy Corp.                                                 538,800               15,052,725
    Florida Progress Corp.                                            288,000               10,872,000
    GPU, Inc.                                                         786,300               29,338,819
    Illinova Corp.                                                    240,000                5,085,000
    Midamerica Energy Holdings Co.*                                   174,000                4,872,000
    NIPSCO Industries, Inc.                                           150,000                4,050,000
    Pacificorp                                                        189,400                3,267,150
    Peco Energy Co.                                                   634,000               29,322,500
    Pinnacle West Capital Corp.                                       906,300               32,966,662
    Public Service Enterprise Group                                   407,000               15,542,312
    Scana Corp.                                                       195,000                4,229,063
    Sempra Energy                                                     320,800                6,155,350
    Sierra Pacific Resources                                          396,600               13,955,363
    Southern Co.                                                      419,500                9,779,594
    Texas Utilities Co.                                               162,400                6,770,050
                                                                                        --------------
                                                                                        $  248,893,353
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 2.6%
    Coastal Corp.                                                   1,375,500           $   45,391,500
    Columbia Energy Group                                             734,820               38,394,345
    Consolidated Natural Gas Co.                                      190,000                9,250,625
    El Paso Energy Corp.                                              599,700               19,602,694
    Enron Corp.                                                        40,000                2,570,000
    KN Energy, Inc.                                                   244,600                4,876,713
    National Fuel Gas Co.                                             207,000                8,124,750
    NICOR, Inc.                                                       297,900               10,705,781
    Public Service Company, Inc.                                      170,000                4,823,750
    Sonat, Inc.                                                       250,000                7,500,000
    UGI Corp.                                                         475,000                7,926,562
    Washington Gas Light Co.                                          321,800                7,280,725
    Williams Cos., Inc.                                               105,100                4,151,450
                                                                                        --------------
                                                                                        $  170,598,895
------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.7%
    Frontier Corp.                                                    873,500           $   45,312,812
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                       $3,069,760,906
------------------------------------------------------------------------------------------------------

Foreign Stocks - 4.9%
    Bermuda - 0.1%
      XI Capital Ltd (Insurance)*                                      80,000           $    4,860,000
------------------------------------------------------------------------------------------------------
  Canada - 0.7%
    Northern Telecom Ltd. (Telecommunications)                        243,600           $   15,133,650
    Canadian National Railway Co. (Railroads)                         566,100               31,489,312
                                                                                        --------------
                                                                                        $   46,622,962
------------------------------------------------------------------------------------------------------
  France - 0.1%
    Thomson CSF (Aerospace and Defense)                               231,268           $    7,073,708
------------------------------------------------------------------------------------------------------
  Ireland - 0.1%
        Jefferson Smurfit Group PLC, ADR (Containers)                 325,000           $    6,500,000
                                                                                        --------------
  Italy - 0.2%
    Telecom Italia S.p.A. (Telecommunications)*                     1,121,100           $    6,664,263
    Telecom Italia S.p.A. (Telecommunications)*                       660,300                7,022,335
                                                                                        --------------
                                                                                        $   13,686,598
------------------------------------------------------------------------------------------------------
  Netherlands - 1.1%
    Akzo Nobel N.V. (Chemicals)                                       576,270           $   21,363,149
    ING Groep N.V. (Financial Services)*                              358,964               19,805,772
    Royal Dutch Petroleum Co., ADR (Oils)                             531,900               27,658,800
                                                                                        --------------
                                                                                        $   68,827,721
------------------------------------------------------------------------------------------------------
  Sweden
    Volvo AB, ADR (Automotive)                                         60,200           $    1,553,913
------------------------------------------------------------------------------------------------------
  Switzerland - 0.5%
    Nestle S.A. (Food and Beverage Products)                           17,640           $   32,108,549
------------------------------------------------------------------------------------------------------
  United Kingdom - 2.1%
    BP Amoco PLC, ADR (Oils)                                          981,319           $   99,051,886
    Glaxo Wellcome PLC, ADR (Medical and Health
      Products)                                                       258,900               17,330,119
    SmithKline-Beecham PLC, ADR (Medical and Health
      Products)                                                       306,600               21,921,900
                                                                                        --------------
                                                                                        $  138,303,905
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                    $  319,537,356
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $3,060,334,975)                                          $3,389,298,262
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                    VALUE
------------------------------------------------------------------------------------------------------
U.S. Bonds - 37.4%
  Airlines - 0.6%
    Continental Airlines, Inc., 9.5s, 2001                          $   4,560           $    4,679,700
    Delta Airlines, Inc., 6.65s, 2004                                   3,900                3,939,780
    Jet Equipment Trust, 9.41s, 2010##                                  3,365                3,855,382
    Jet Equipment Trust, 8.64s, 2012##                                  3,137                3,445,589
    Jet Equipment Trust, 11.44s, 2014##                                 4,700                5,889,100
    Jet Equipment Trust, 10.69s, 2015##                                 1,250                1,513,975
    Northwest Airlines, Inc., 7.625s, 2005                             10,190                9,521,230
    Northwest Airlines, Inc., 8.7s, 2007                                4,550                4,438,753
                                                                                        --------------
                                                                                        $   37,283,509
------------------------------------------------------------------------------------------------------
  Apparel and Textiles - 0.1%
    Jones Apparel Group, Inc., 6.25s, 2001                          $   8,560           $    8,463,700
------------------------------------------------------------------------------------------------------
  Automotive - 0.6%
    Federal Mogul Corp., 7.5s, 2004                                 $   7,335           $    7,356,345
    Federal Mogul Corp., 7.75s, 2006                                    2,530                2,530,025
    Ford Motor Co., 8.9s, 2032                                          6,770                8,466,020
    Ford Motor Credit Co., 5.75s, 2004                                 10,900               10,799,175
    Ford Motor Credit Co., 5.8s, 2009                                   7,650                7,348,667
                                                                                        --------------
                                                                                        $   36,500,232
------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 1.6%
    Aristar, Inc., 5.85s, 2004                                      $  14,765           $   14,599,632
    Beaver Valley Funding Corp., 9s, 2017                              11,340               12,619,152
    Capital One Financial Corp., 7.25s, 2003                            4,845                4,841,657
    Colonial Capital II, 8.92s, 2027                                    5,010                4,925,431
    Gs Escrow Corp., 6.75s, 2001                                       28,610               28,687,562
    Gs Escrow Corp., 7.125s, 2005                                      20,130               20,264,186
    MBNA Capital, 8.278s, 2026                                         10,565               10,117,150
    Riggs National Corp., 8.5s, 2006                                    2,025                2,064,204
    Washington Mutual Capital I, 8.375s, 2027                           4,590                4,820,418
                                                                                        --------------
                                                                                        $  102,939,392
------------------------------------------------------------------------------------------------------
  Beverages - 0.3%
    Seagram (Joseph E) & Sons, Inc., 6.4s, 2003                     $  18,605           $   18,596,814
------------------------------------------------------------------------------------------------------
  Conglomerates - 0.2%
    News America Holdings, Inc., 10.125s, 2012                      $  10,000           $   11,535,200
------------------------------------------------------------------------------------------------------
  Construction Services - 0.1%
    Georgia Pacific Corp., 9.875s, 2021                             $   8,310           $    9,237,313
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.4%
    Fingerhut Cos., Inc., 7.375s, 1999                              $   3,000           $    3,020,040
    Hilfiger (Tommy) USA, Inc., 6.5s, 2003                              7,415                7,267,367
    Hilfiger (Tommy) USA, Inc., 6.85s, 2008                             5,125                4,974,889
    Protection One Alarm Monitoring, 7.375s, 2005                      12,090               12,016,977
                                                                                        --------------
                                                                                        $   27,279,273
------------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 4.2%
    Advanta Credit Card Master Trust II, 5.039s, 2004               $  15,000           $   14,971,800
    AT&T Universal Card Master Trust, 5.09s, 2004                      12,000               11,996,160
    Banamex Credit Card Merchant Voucher, 6.25s, 2003##                 5,407                5,405,667
    BCF LLC, 7.75s, 2026##                                              4,314                3,858,720
    Charming Shoppes Master Trust, 7s, 1999                            10,011               10,014,103
    Contimorgage Home Equity, 6.13s, 2013                              19,000               19,000,000
    Continental Airlines Pass-Through Trust, Inc.,
      6.648s, 2019                                                      5,419                5,342,564
    Continental Airlines, Inc., 9.5s, 2013                              3,694                4,027,893
    Continental Airlines, Inc., 10.22s, 2014                            8,724                9,758,352
    Criimi Mae Commercial Mortgage Trust, 7s, 2011                      5,500                4,971,484
    Cwabs, Inc., 6.5s, 2013                                             9,112                9,117,875
    Discover Card Mount I, 5.029s, 2005                                15,000               14,957,700
    Ford Credit Auto Owner Trust, 5.31s, 2001                          11,660               11,663,615
    Ford Credit Auto Owner Trust, 5.8s, 2000                            9,249                9,269,310
    MBNA Master Credit Card Trust II, 5.14s, 2005                       9,800                9,784,614
    Merrill Lynch Mortgage Investors, Inc., 8.339s, 2022+               4,000                3,743,125
    Merrill Lynch Mortgage Investors, Inc., 9s, 2011                      173                  175,541
    Merrill Lynch Mortgage Investors, Inc., 9.25s, 2011                    32                   31,836
    Peoples Bank Credit Card Master Trust, 5.059s, 2004                21,015               20,825,865
    Residential Accredit Loans, Inc., 6.75s, 2028                      21,246               21,236,041
    Residential Accredit Loans, Inc., 7s, 2028                          9,068                9,170,015
    Sears Credit Account Master Trust II, 5.65s, 2009                  16,278               16,105,046
    SLM Student Loan Trust, 5.175s, 2007                               22,687               22,658,515
    Time Warner Pass-Through Asset Trust, 6.1s, 2001##                 32,650               32,903,038
                                                                                        --------------
                                                                                        $  270,988,879
------------------------------------------------------------------------------------------------------
  Entertainment - 1.1%
    Circus Circus Enterprises, Inc., 7s, 2036                       $   4,883           $    4,514,968
    Hearst Argyle Television, Inc., 7s, 2018                            3,525                3,426,406
    Hearst Argyle Television, Inc., 7.5s, 2027                          7,905                7,966,027
    News America Holdings, Inc., 6.703s, 2004                          12,847               13,009,129
    News America Holdings, Inc., 9.5s, 2024                             5,410                6,770,344
    News America Holdings, Inc., 7.75s, 2045                            2,575                2,649,418
    Time Warner, Inc., 6.625s, 2029                                     9,800                9,343,026
    Time Warner, Inc., 9.15s, 2023                                     10,398               12,930,225
    Time Warner, Inc., 10.15s, 2012                                     8,710               11,352,788
                                                                                        --------------
                                                                                        $   71,962,331
------------------------------------------------------------------------------------------------------
  Financial Institutions - 3.6%
    Associates Corp., 5.75s, 2003                                   $  20,030           $   19,900,606
    Associates Corp., 5.5s, 2004                                       18,245               17,832,116
    AT & T Capital Corp., 7.5s, 2000                                    3,075                3,153,474
    AT & T Capital Corp., 6.25s, 2001                                  15,706               15,828,664
    Bear Stearns Cos Inc., 6.15s, 2004                                  5,240                5,180,421
    Donaldson Lufkin & Jenrette, 5.875s, 2002                           9,760                9,723,400
    Finova Capital Corp., 6.125s, 2004                                 10,550               10,550,000
    First Empire Capital Trust I, 8.234s, 2027                          6,895                7,088,612
    General Motors Acceptance Corp., 5.75s, 2003                       41,298               40,989,297
    General Motors Acceptance Corp., 5.95s, 2003                       19,270               19,291,968
    General Motors Acceptance Corp., 6.15s, 2007                       10,887               10,850,311
    Goldman Sachs Group LP, 5.9s, 2003                                  5,300                5,254,950
    Household Finance Corp., 5.875s, 2004                              14,265               14,108,656
    Leucadia Capital Trust, 8.65s, 2027                                 2,606                2,610,039
    Merrill Lynch & Co., Inc., 6.07s, 2004                             13,821               13,821,000
    Natexis Ambs Co. LLC, 8.44s, 2049                                   5,100                4,972,500
    Newcourt Credit Group, Inc., 6.875s, 2005                           1,705                1,737,531
    Providian National Bank, 6.65s, 2004                                5,693                5,621,837
    Providian National Bank, 6.7s, 2003                                 7,850                7,780,763
    Providian National Bank, 6.75s, 2002                                3,750                3,755,738
    Salton Sea Funding Corp., 7.37s, 2005                               4,360                4,438,546
    Salton Sea Funding Corp., 7.84s, 2010                               7,270                7,971,991
    Salton Sea Funding Corp., 8.3s, 2011                                2,500                2,658,875
    United Cos. Financial Corp., 7.7s, 2004                             2,650                  530,000
                                                                                        --------------
                                                                                        $  235,651,295
------------------------------------------------------------------------------------------------------
  Food and Beverage Products
    Pepsi Bottling Holdings, Inc., 5.625s, 2009                     $   1,720           $    1,652,800
------------------------------------------------------------------------------------------------------
  Food Products - 0.1%
    Nabisco, Inc., 6.375s, 2035                                     $   4,856           $    4,774,322
------------------------------------------------------------------------------------------------------
  Industrial
    Lowes Cos., Inc., 6.875s, 2028                                  $   2,700           $    2,698,002
------------------------------------------------------------------------------------------------------
  Insurance - 0.4%
    Atlantic Mutual Insurance Co., 8.15s, 2028                      $  13,583           $   11,691,024
    Conseco, Inc., 1s, 2001                                             2,350                2,310,943
    NGC Corp. Capital Trust I, 8.316s, 2027                             3,645                3,680,356
    Providian Capital I, 9.525s, 2027                                   9,350                9,168,610
                                                                                        --------------
                                                                                        $   26,850,933
------------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.2%
    Bausch & Lomb, Inc., 6.5s, 2005                                 $   4,895           $    4,751,919
    Merck & Company, Inc., 5.95s, 2028                                  3,675                3,405,770
    Sepracor, Inc., 7s, 2005                                            1,800                2,088,000
                                                                                        --------------
                                                                                        $   10,245,689
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services
    Columbia/HCA Healthcare Corp., 6.875s, 2001                     $   2,250           $    2,196,765
------------------------------------------------------------------------------------------------------
  Oil Services - 0.4%
    KCS Energy, Inc., 8.875s, 2008                                  $   2,670           $      854,400
    McDermott, Inc., 9.375s, 2002                                      20,305               21,215,070
    Ultramar Diamond Shamrock Corp., 7.2s, 2017                         5,030                4,940,366
                                                                                        --------------
                                                                                        $   27,009,836
------------------------------------------------------------------------------------------------------
  Oils - 0.7%
    Anadarko Petroleum Corp., 7.2s, 2029                            $   8,472           $    8,345,598
    Husky Oil Ltd., 8.9s, 2028                                         12,785               12,473,429
    Lasmo USA, Inc., 7.125s, 2003                                       2,673                2,552,715
    Occidental Petroleum Corp., 6.75s, 2002                             3,170                3,147,271
    Occidental Petroleum Corp., 10.125s, 2001                           8,758                9,503,306
    Oryx Energy Co., 8s, 2003                                           2,000                2,091,460
    Oryx Energy Co., 8.375s, 2004                                       3,740                3,986,952
    Seagull Energy Corp., 7.5s, 2027                                    4,193                3,184,290
                                                                                        --------------
                                                                                        $   45,285,021
------------------------------------------------------------------------------------------------------
  Railroads - 0.1%
    Union Pacific Corp., 6.34s, 2003                                $   7,120           $    7,167,063
------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.1%
    Circus Circus Enterprises, Inc., 6.7s, 2096                     $   4,500           $    4,290,930
------------------------------------------------------------------------------------------------------
  Stores - 0.9%
    Dillards, Inc., 7.13s, 2018                                     $   4,875           $    4,655,235
    Federated Department Stores, Inc., 8.5s, 2003                      10,382               11,294,682
    Federated Department Stores, Inc., 6.3s, 2009                      12,875               12,715,350
    Rite Aid Corp., 5.25s, 2002                                         2,000                2,070,000
    Saks, Inc., 8.25s, 2008                                            20,080               21,605,076
    Saks, Inc., 7.375s, 2019                                            3,047                2,957,509
                                                                                        --------------
                                                                                        $   55,297,852
------------------------------------------------------------------------------------------------------
  Supermarkets - 0.2%
    Safeway, Inc., 5.875s, 2001                                     $  10,400           $   10,416,536
------------------------------------------------------------------------------------------------------
  Telecommunications - 1.1%
    AT&T Corp., 6s, 2009                                            $  10,256           $   10,210,156
    Continental Cablevision, Inc., 11s, 2007                           21,020               22,332,278
    Qwest Communications International, Inc., 7.5s, 2008                7,680                8,006,400
    TCI Communications Financing III, 9.65s, 2027                      14,400               17,235,072
    TKR Cable, Inc., 10.5s, 2007                                        7,500                8,090,850
    Turner Broadcasting Systems, Inc., 8.375s, 2013                     1,245                1,441,735
    WorldCom, Inc., 8.875s, 2006                                        5,000                5,385,300
                                                                                        --------------
                                                                                        $   72,701,791
------------------------------------------------------------------------------------------------------
  Transportation - 0.1%
    Amerco, 7.2s, 2002                                              $   7,537           $    7,547,024
------------------------------------------------------------------------------------------------------
U.S. Federal Agencies - 3.0%
  Federal Home Loan Mortgage Corporation - 1.2%
    FHLMC Gold, 6.5s, 2099                                          $  77,100           $   76,810,875
------------------------------------------------------------------------------------------------------
  Federal National Mortgage Association - 1.8%
    FNMA, 5.722s, 2009                                              $  16,001           $   15,953,497
    FNMA, 6s, 2013 - 2014                                              61,426               60,965,069
    FNMA, 6.5s, 2027 - 2029                                            43,123               42,921,184
                                                                                        --------------
                                                                                        $  119,839,750
------------------------------------------------------------------------------------------------------
Total U.S. Federal Agencies                                                             $  196,650,625
------------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 13.9%
  Government National Mortgage Association - 4.2%
    GNMA, 6.5s, 2027 - 2028                                         $  46,175           $   45,972,919
    GNMA, 7s, 2027 - 2028                                              72,088               73,191,587
    GNMA, 7.5s, 2023 - 2028                                           112,506              115,894,361
    GNMA, 8s, 2024 - 2028                                              36,696               38,102,960
                                                                                        --------------
                                                                                        $  273,161,827
------------------------------------------------------------------------------------------------------
  Small Business Administration
    SBA, 8.8s, 2011                                                 $     382           $      416,346
------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 9.7%
    U.S. Treasury Bonds, 5.25s, 2028 - 2029                         $  27,639           $   25,885,327
    U.S. Treasury Bonds, 5.5s, 2028                                    38,529               36,873,409
    U.S. Treasury Bonds, 6.125s, 2027                                  47,391               49,182,854
    U.S. Treasury Bonds, 6.375s, 2027                                  83,190               88,974,201
    U.S. Treasury Bonds, 6.625s, 2027                                  75,250               82,951,085
    U.S. Treasury Bonds, 9.875s, 2015                                  28,500               40,541,250
    U.S. Treasury Bonds, 12.375s, 2004                                 25,000               32,777,250
    U.S. Treasury Notes, 4.25s, 2003                                    4,915                4,731,474
    U.S. Treasury Notes, 4.75s, 2008                                   13,446               12,952,263
    U.S. Treasury Notes, 5.25s, 2003                                    2,890                2,894,971
    U.S. Treasury Notes, 5.375s, 2000                                   3,500                3,517,500
    U.S. Treasury Notes, 5.5s, 2003                                    19,892               20,100,269
    U.S. Treasury Notes, 5.625s, 2008                                  19,915               20,272,873
    U.S. Treasury Notes, 5.875s, 2005                                   6,408                6,584,220
    U.S. Treasury Notes, 6.125s, 2007                                 111,500              116,726,005
    U.S. Treasury Notes, 6.5s, 2005 - 2006                             74,395               79,203,537
    U.S. Treasury Notes, 7.25s, 2004                                    2,695                2,934,612
    U.S. Treasury Notes, 7.5s, 2005                                     2,010                2,228,266
    U.S. Treasury Notes, 7.875s, 2004                                   4,655                5,229,613
                                                                                        --------------
                                                                                        $  634,560,979
------------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                        $  908,139,152
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.1%
    CalEnergy Co., Inc., 7.23s, 2005                                $       5           $        5,168
    CalEnergy Co., Inc., 7.52s, 2008                                   12,765               13,585,024
    CalEnergy Co., Inc., 8.48s, 2028                                    2,485                2,864,112
    CalEnergy Co., Inc., 9.5s, 2006                                     7,985                8,800,428
    Cleveland Electric Illuminating Co., 7.88s, 2017                   11,110               11,847,593
    Cleveland Electric Illuminating Co., 9s, 2023                       9,644               10,592,873
    CMS Panhandle Holding Co., 6.5s, 2009                               9,270                9,246,825
    Comed Financing II, 8.5s, 2027##                                    4,400                4,579,168
    Connecticut Light & Power Co., 7.875s, 2024                         6,000                6,270,420
    Connecticut Light & Power Co., 8.59s, 2003                          7,800                7,983,807
    Edison Mission Energy, 7.33s, 2008##                                1,450                1,484,525
    El Paso Electric Co., 8.9s, 2006                                    3,810                4,256,418
    GGIB Funding Corp., 7.43s, 2011                                     5,837                5,867,914
    Gulf States Utilities Co., 8.21s, 2002                              7,767                7,969,175
    Illinois Power Special Purpose Trust, 5.26s, 2003                   4,703                4,678,015
    Long Island Lighting Co., 8.2s, 2023                                5,950                6,413,683
    Midamerican Funding LLC, 5.85s, 2001                                9,980               10,000,958
    Midamerican Funding LLC, 6.927s, 2029                               5,795                5,727,778
    Midland Cogeneration Venture Corp., 10.33s, 2002                    8,373                8,902,376
    Midland Funding Corp. II, "A", 11.75s, 2005                         1,750                1,983,625
    Midland Funding Corp., "B", 13.25s, 2006                            4,070                5,018,432
    Niagara Mohawk Power Corp., 1s, 2010                                4,200                3,286,500
    Niagara Mohawk Power Corp., 7.75s, 2006                             6,125                6,617,389
    Niagara Mohawk Power Corp., 8.5s, 2023                              4,650                5,029,393
    Niagara Mohawk Power Corp., 8.75s, 2022                             7,190                7,841,414
    North Atlantic Energy, 9.05s, 2002                                  4,846                4,982,463
    Northeast Utilities, 8.58s, 2006                                    3,106                3,236,953
    PacifiCorp, 5.65s, 2006                                             5,600                5,459,272
    PP&L, Inc., 6.125s, 2001                                            7,790                7,866,264
    Seabrook Station, 7.83s, 2019                                       4,742                5,057,960
    Texas Utilities Co., 5.94s, 2001                                    3,250                3,276,748
    Toledo Edison Co., 7.875s, 2004                                     7,275                7,566,291
    Waterford 3 Funding Entergy Corp., 8.09s, 2017                      6,297                6,619,733
                                                                                        --------------
                                                                                        $  204,918,697
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.3%
    Coastal Corp., 6.375s, 2009                                     $   2,000           $    1,981,240
    Marlin Water Trust & Capital, 7.09s, 2001                           3,585                3,607,406
    Tennessee Gas Pipeline Co., 7s, 2028                                2,840                2,795,952
    Tennessee Gas Pipeline Co., 7.625s, 2037                            5,932                6,279,318
    Texas Gas Transmission Corp., 7.25s, 2027                           5,300                5,251,028
                                                                                        --------------
                                                                                        $   19,914,944
------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                        $2,438,195,920
------------------------------------------------------------------------------------------------------
Foreign Bonds - 0.2%
  Canada
    Gulf Canada Resources Ltd., 9.25s, 2004 (Oils)                  $   1,785           $    1,818,237
------------------------------------------------------------------------------------------------------
  Colombia - 0.1%
    Republic of Colombia, 8.75s, 1999 (Government)                  $   3,640           $    3,640,000
------------------------------------------------------------------------------------------------------
  Finland - 0.1%
    UPM Kymmene Corp., 7.45s, 2027 (Forest and Paper Products)      $   6,760           $    6,637,238
------------------------------------------------------------------------------------------------------
  Mexico
    Corporacion Andina de Fomento, 7.1s, 2003 (Banks
      and Credit Cos.)                                              $   1,184           $    1,168,016
------------------------------------------------------------------------------------------------------
  Norway
    Union Bank Norway, 7.35s, 2049 (Banks and Credit Cos.)##        $   2,273           $    2,268,522
------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                     $   15,532,013
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $2,474,132,400)                                           $2,453,727,933
------------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 3.3%
------------------------------------------------------------------------------------------------------
                                                                       SHARES
------------------------------------------------------------------------------------------------------
  Banks and Credit Companies
    McKesson Financing Trust, 5%*##                                    20,000           $    1,820,000
------------------------------------------------------------------------------------------------------
  Business Services
    EVI, Inc., 5%*##                                                   80,000           $    2,560,000
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.6%
    Newell Financial Trust I, 5.25%*                                  230,600           $   12,942,425
    Newell Financial Trust I, 5.25%*##                                365,700               20,524,912
    Readers Digest, $1.9336*                                           99,700                3,003,463
                                                                                        --------------
                                                                                        $   36,470,800
------------------------------------------------------------------------------------------------------
  Containers - 0.1%
    Sealed Air Corp., $2.00                                            86,000           $    4,257,000
------------------------------------------------------------------------------------------------------
  Entertainment - 0.3%
    MediaOne Group, Inc., 4.5%                                         30,000           $    3,856,875
    MediaOne Group, Inc., 6.25%                                       160,000               13,240,000
                                                                                        --------------
                                                                                        $   17,096,875
------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.2%
    Finova Finance Trust, 5.5%                                         60,000           $    4,320,000
    Jefferson Pilot Corp., 7.25%                                       25,000                2,925,000
    Merrill Lynch & Co., Inc., 5.75%*                                 301,000                3,235,750
    Merrill Lynch & Co., Inc., 6.25%                                   80,000                1,800,000
    Salomon, Inc., 6.25%                                               40,000                2,760,000
    Salomon, Inc., 7.625%                                              40,000                1,680,000
                                                                                        --------------
                                                                                        $   16,720,750
------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.1%
    Ralston Purina Co., 7%                                            100,000           $    4,500,000
------------------------------------------------------------------------------------------------------
  Insurance - 0.4%
    American Heritage Life Investment Corp., 8.5%                      27,400           $    1,739,900
    Frontier Financing Trust, 6.25%*##                                 45,000                1,698,750
    Lincoln National Corp. 1.85%                                      184,200                3,499,800
    Lincoln National Corp., 7.75%                                     677,900               17,964,350
                                                                                        --------------
                                                                                        $   24,902,800
------------------------------------------------------------------------------------------------------
  Restaurants and Lodging
    Wendys Financing, 5%                                               11,500           $      692,875
------------------------------------------------------------------------------------------------------
  Stores
    AnnTaylor Finance Trust, 8.5%*                                     15,000           $    1,680,000
------------------------------------------------------------------------------------------------------
  Telecommunications - 0.3%
    Comcast Corp., 3.35%*                                              13,700           $    1,089,150
    Intermedia Communications, Inc., $3.25*                            20,100                  723,600
    Intermedia Communications, Inc., 7%##                              39,900                1,461,338
    Qwest Trends Trust, 5.75%*##                                      234,700               14,786,100
                                                                                        --------------
                                                                                        $   18,060,188
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.0%
    CalEnergy Capital Trust III, 6.5%                                  70,000           $    3,115,000
    CalEnergy Capital Trust III, 6.5%*##                               20,000                  890,000
    Devon Financing Trust, $3.25*##                                    45,000                2,334,375
    ICX Communications, Inc., 7.25%                                    20,000                4,021,250
    NIPSCO Industries, Inc., 7.75%*                                   328,000               16,564,000
    Reliant Energy, Inc., 7.00%                                       183,000               22,051,500
    Texas Utilities Co., 3.315%                                        69,200                3,036,150
    Texas Utilities Co., 9.25%                                        305,000               16,260,312
                                                                                        --------------
                                                                                        $   68,272,587
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.3%
    El Paso Energy Capital Trust I, 4.75%                             377,300           $   18,157,562
------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks
  (Identified Cost, $189,021,750)                                                       $  215,191,437
------------------------------------------------------------------------------------------------------
  Aerospace
    Loral Space & Communications, 6%*                                  42,500           $    2,079,844
------------------------------------------------------------------------------------------------------
  Automotive - 0.2%
    Federal Mogul Financing Trust, 7.00%*                             110,000           $    5,995,000
    Tower Automotive Capital Trust, 6.75%                              60,000                2,565,000
    Tower Automotive Capital Trust, 6.75%*##                           39,800                1,701,450
                                                                                        --------------
                                                                                        $   10,261,450
------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.1%
    NB Capital Corp., 8.35%                                           268,000           $    6,951,250
------------------------------------------------------------------------------------------------------
  Computer Hardware -- Systems
    Decs Trust IV, 7%*                                                149,500           $    1,196,000
------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.1%
    Suiza Capital Trust II, 6%*                                       130,000           $    4,420,000
------------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.1%
    Alkermes, Inc., 6.5%                                               90,000           $    4,950,000
------------------------------------------------------------------------------------------------------
  Railroads - 0.2%
    Union Pacific Capital Trust, 6.25%*                               247,000           $   12,350,000
------------------------------------------------------------------------------------------------------
  Telecommunications
    Morgan Stanley Group, Inc., 6%*                                   233,218           $    2,040,657
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.1%
    El Paso Tennessee Pipeline Co., 8.25%                              50,000           $    2,756,250
    MCN Corp., 8.75%                                                  105,200                1,821,275
                                                                                        --------------
                                                                                        $    4,577,525
------------------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $51,194,722)                                   $   48,826,726
------------------------------------------------------------------------------------------------------

Convertible Bonds - 2.5%
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
------------------------------------------------------------------------------------------------------
U.S. Bonds - 2.4%
  Business Machines - 0.3%
    Xerox Corp., 0s, 2018##                                         $  16,400           $    9,799,000
    Xerox Corp., 0s, 2018                                              13,580                8,148,000
                                                                                        --------------
                                                                                        $   17,947,000
------------------------------------------------------------------------------------------------------
  Business Services - 0.1%
    Concentra Managed Care, Inc., 4.5s, 2003                        $   2,000           $    1,860,000
    Interim Services, Inc., 4.5s, 2005                                  3,500                2,686,250
    Personnel Group of America, Inc., 5.75s, 2004                       2,994                2,312,865
                                                                                        --------------
                                                                                        $    6,859,115
------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.1%
    Affiliated Computer Services, Inc., 4s, 2005*                   $   2,995           $    3,766,213
    Sportsline USA, Inc., 5s, 2006                                      2,990                2,728,375
                                                                                        --------------
                                                                                        $    6,494,588
------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.2%
    EMC Corp., 3.25s, 2002                                          $     550           $    3,153,562
    Ingram Micro, Inc., 0s, 2018                                        7,000                2,231,250
    Networks Assocs, Inc., 0s, 2018                                    10,010                3,628,480
    SCI Systems, Inc., 5s, 2006##                                       1,000                1,217,500
                                                                                        --------------
                                                                                        $   10,230,792
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services
    At Home Corp., 0s, 2018##                                       $   1,900           $    1,976,000
------------------------------------------------------------------------------------------------------
  Electrical Equipment
    LSI Logic Corp., 4.25s, 2004                                    $   2,250           $    2,697,188
------------------------------------------------------------------------------------------------------
  Electronics - 0.1%
    Micron Technology, Inc., 7s, 2004                               $   2,000           $    2,140,000
    Solectron Corp., 0s, 2019##                                         6,978                3,436,665
                                                                                        --------------
                                                                                        $    5,576,665
------------------------------------------------------------------------------------------------------
  Entertainment - 0.1%
    CBS Radio, Inc., 7s, 2011##                                     $   2,000           $    3,223,750
------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.1%
    ADT Operations, Inc., 0s, 2010                                  $   2,500           $    4,906,250
    Merrill Lynch & Co., Inc., 1s, 2006                                 2,993                2,903,210
                                                                                        --------------
                                                                                        $    7,809,460
------------------------------------------------------------------------------------------------------
  Financial Services - 0.7%
    Bell Atlantic Financial Services, Inc., 4.25s, 2005##           $  39,488           $   43,140,640
    Elan Finance Corporation Ltd., 0s, 2018##                           6,000                3,450,000
                                                                                        --------------
                                                                                        $   46,590,640
------------------------------------------------------------------------------------------------------
  Industrial - 0.1%
    Waste Management, Inc., 4s, 2002                                $   2,746           $    3,219,685
------------------------------------------------------------------------------------------------------
  Medical and Health Products
    Sepracor, Inc., 6.25s, 2005                                     $     900           $    2,196,000
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.1%
    HealthSouth Corp., 3.25s, 2003                                  $   7,894           $    6,433,610
    Total Renal Care Holdings, Inc., 7s, 2009##                         3,000                2,265,000
                                                                                        --------------
                                                                                        $    8,698,610
------------------------------------------------------------------------------------------------------
  Oil Services - 0.1%
    Diamond Offshore Drilling, Inc., 3.75s, 2007                    $   2,760           $    2,870,400
------------------------------------------------------------------------------------------------------
  Pharmaceuticals
    Omnicare, Inc., 5s, 2007                                        $   1,497           $    1,206,956
------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.1%
    CKE Restaurants, Inc., 4.25s, 2004                              $   6,000           $    4,597,500
------------------------------------------------------------------------------------------------------
  Retail
    Office Depot, Inc., 0s, 2007                                    $   1,100           $    1,192,125
------------------------------------------------------------------------------------------------------
  Stores - 0.1%
    Home Depot, Inc., 3.25s, 2001                                   $   1,200           $    3,334,500
    Office Depot, Inc., 0s, 2008                                        1,750                1,544,375
    Rite Aid Corp., 5.25s, 2002                                         2,000                2,082,500
                                                                                        --------------
                                                                                        $    6,961,375
------------------------------------------------------------------------------------------------------
  Telecommunications - 0.2%
    Global Telesystems Group, Inc., 5.75s, 2010                     $   4,000           $    4,720,000
    Jacor Communications, Inc., 0s, 2011                                3,500                3,609,375
    Tele Communications International, Inc., 4.5s, 2006                 2,420                2,674,100
    World Access, Inc., 4.5s, 2002                                        990                  534,600
                                                                                        --------------
                                                                                        $   11,538,075
------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                        $  151,885,924
------------------------------------------------------------------------------------------------------
Foreign Bonds - 0.1%
  Switzerland - 0.1%
    Swiss Life Finance Ltd., 1.5s, 2003 (Finance)                   $   3,793           $    4,949,865
------------------------------------------------------------------------------------------------------
  United Kingdom
    Airtours, 5.75s, 2004 (Leisure)##                               $   1,600           $    2,969,394
------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                     $    7,919,259
------------------------------------------------------------------------------------------------------
Total Convertible Bond (Identified Cost, $149,126,281)                                  $  159,805,183
------------------------------------------------------------------------------------------------------

Rights - 0.1%
------------------------------------------------------------------------------------------------------
                                                                       SHARES
------------------------------------------------------------------------------------------------------
    CVS Corp.* (Identified Cost, $8,022,319)                          111,100           $    9,499,050
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                    VALUE
------------------------------------------------------------------------------------------------------
    Du Pont (E.I.) de Nemours & Co., Inc., due 4/05/99              $  25,000           $   24,986,667
    Federal Farm Credit Bank, due 4/06/99                              12,600               12,591,775
    Federal Home Loan Bank, due 4/28/99                                10,900               10,861,005
    Federal Home Loan Mortgage Corp., due 4/06/99 - 5/24/99           252,320              251,327,583
    Federal National Mortgage Association,
        due 5/06/99 - 6/18/99                                          47,100               46,758,304
    Lucent Technologies, Inc., due 4/16/99                             15,000               14,969,812
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                         $  361,495,146
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $6,293,327,593)                                     $6,637,843,737

Other Assets, Less Liabilities - (1.8)%                                                   (116,222,815)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                     $6,521,620,922
------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 +Restricted security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
MARCH 31, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $6,293,327,593)        $6,637,843,737
  Foreign currency, at value (identified cost, $57)                          56
  Receivable for Fund shares sold                                    12,476,087
  Receivable for investments sold                                    43,176,376
  Interest and dividend receivable                                   40,724,350
  Other assets                                                           93,651
                                                                 --------------
      Total assets                                               $6,734,314,257
                                                                 --------------
Liabilities:
  Cash overdraft                                                 $      275,368
  Distributions Payable                                               2,363,454
  Payable for Fund shares reacquired                                 11,008,769
  Payable for investments purchased                                 198,241,633
  Payable to affiliates -
    Management fee                                                       34,308
    Shareholder servicing agent fee                                      20,188
    Distribution and service fee                                        109,604
    Administrative fee                                                    1,028
  Accrued expenses and other liabilities                                638,983
                                                                 --------------
      Total liabilities                                          $  212,693,335
                                                                 --------------
Net assets                                                       $6,521,620,922
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $5,943,627,396
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                 344,511,489
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                   256,882,445
  Accumulated distributions in excess of net investment
    income                                                          (23,400,408)
                                                                 --------------
      Total                                                      $6,521,620,922
                                                                 ==============
Shares of beneficial interest outstanding                         442,182,728
                                                                  ===========
Class A shares:
  Net asset value per share
    (net assets of $3,869,159,011 / 262,363,102 shares of
     beneficial interest outstanding)                                $14.75
                                                                     ======
  Offering price per share (100 / 95.25)                             $15.48
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $2,180,879,166 / 147,926,187 shares of
     beneficial interest outstanding)                                $14.74
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $453,652,904 / 30,677,821 shares of
     beneficial interest outstanding)                                $14.79
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $17,929,841 / 1,215,618 shares of
     beneficial interest outstanding)                                $14.75
                                                                     ======
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED MARCH 31, 1999
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $ 92,872,739
    Dividends                                                        40,096,741
    Foreign taxes withheld                                              (92,324)
                                                                   ------------
      Total investment income                                      $132,877,156
                                                                   ------------
  Expenses -
    Management fee                                                 $ 10,736,440
    Trustees' compensation                                               78,228
    Shareholder servicing agent fee                                   3,503,024
    Distribution and service fee (Class A)                            6,510,968
    Distribution and service fee (Class B)                           10,473,097
    Distribution and service fee (Class C)                            1,971,703
    Administrative fee                                                  125,489
    Custodian fee                                                       526,829
    Printing                                                            187,451
    Postage                                                             435,771
    Auditing fees                                                         4,307
    Legal fees                                                           12,763
    Miscellaneous                                                     1,351,155
                                                                   ------------
      Total expenses                                               $ 35,917,225
    Fees paid indirectly                                               (513,215)
                                                                   ------------
      Net expenses                                                 $ 35,404,010
                                                                   ------------
        Net investment income                                      $ 97,473,146
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $270,580,625
    Foreign currency transactions                                      (138,347)
                                                                   ------------
      Net realized gain on investment and foreign
        currency transactions                                      $270,442,278
                                                                   ------------
  Change in unrealized appreciation -
    Investments                                                    $ 28,662,934
    Translation of assets and liabilities in
      foreign currencies                                                 24,633
                                                                   ------------
      Net unrealized gain on investments and foreign
        currency translation                                       $ 28,687,567
                                                                   ------------
        Net realized and unrealized gain on investments
          and foreign currency                                     $299,129,845
                                                                   ------------
          Increase in net assets from operations                   $396,602,991
                                                                   ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                     YEAR ENDED
                                                             MARCH 31, 1999             SEPTEMBER 30, 1998
                                                                (UNAUDITED)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $   97,473,146                 $  178,804,575
  Net realized gain on investment and foreign currency
    transactions                                                270,442,278                    796,253,668
  Net unrealized gain (loss) on investments and foreign
    currency translation                                         28,687,567                   (634,130,999)
                                                             --------------                 --------------
      Increase in net assets from operations                 $  396,602,991                 $  340,927,244
                                                             --------------                 --------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $  (73,515,259)                $ (121,499,301)
  From net investment income (Class B)                          (34,526,426)                   (54,239,945)
  From net investment income (Class C)                           (6,482,873)                    (7,497,888)
  From net investment income (Class I)                             (388,803)                      (682,347)
  From net realized gain on investments and foreign
    currency transactions (Class A)                            (456,614,242)                  (261,131,649)
  From net realized gain on investments and foreign
    currency transactions (Class B)                            (261,186,854)                  (141,020,364)
  From net realized gain on investments and foreign
    currency transactions (Class C)                             (46,940,472)                   (16,513,122)
  From net realized gain on investments and foreign
    currency transactions (Class I)                              (2,276,517)                    (1,386,719)
  In excess of net investment income (Class A)                         --
                                                                                                (2,862,953)
  In excess of net investment income (Class B)                         --
                                                                                                (1,278,085)
  In excess of net investment income (Class C)                         --
                                                                                                  (176,677)
  In excess of net investment income (Class I)                         --
                                                                                                   (16,078)
                                                             --------------                 --------------
      Total distributions declared to shareholders           $ (881,931,446)                $ (608,305,128)
                                                             --------------                 --------------
Net increase in net assets from Fund share transactions      $1,167,509,653                 $  994,203,939
                                                             --------------                 --------------
      Total increase in net assets                           $  682,181,198                 $  726,826,055
Net assets:
  At beginning of period                                      5,839,439,724                  5,112,613,669
                                                             --------------                 --------------
At end of period (including accumulated distributions
  in excess of net investment income of $23,400,408 and
  $5,960,193, respectively)                                  $6,521,620,922                 $5,839,439,724
                                                             ==============                 ==============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED SEPTEMBER 30,
                                             SIX MONTHS ENDED      ----------------------------------------------------------------
                                               MARCH 31, 1999          1998          1997          1996           1995         1994
                                                  (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                $16.06          $16.92        $15.03        $14.46        $12.80        $13.70
                                                     ------          ------        ------        ------        ------        ------
Income from investment operations# -
  Net investment income(S)                           $ 0.26          $ 0.57        $ 0.60        $ 0.64        $ 0.64        $ 0.54
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   0.80            0.53          2.94          1.21          1.64         (0.69)
                                                     ------          ------        ------        ------        ------        ------
    Total from investment operations                 $ 1.06          $ 1.10        $ 3.54        $ 1.85        $ 2.28        $(0.15)
                                                     ------          ------        ------        ------        ------        ------
Less distributions declared to shareholders -
  From net investment income                         $(0.30)         $(0.58)       $(0.59)       $(0.62)       $(0.61)       $(0.54)
  From net realized gain on investments and
    foreign currency transactions                     (2.07)          (1.37)        (1.06)        (0.66)        (0.01)        (0.10)
  In excess of net investment income                   --             (0.01)         --            --            --            --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                       --              --            --            --            --           (0.11)
                                                     ------          ------        ------        ------        ------        ------
    Total distributions declared to
      shareholders                                   $(2.37)         $(1.96)       $(1.65)       $(1.28)       $(0.62)       $(0.75)
                                                     ------          ------        ------        ------        ------        ------
Net asset value - end of period                      $14.75          $16.06        $16.92        $15.03        $14.46        $12.80
                                                     ======          ======        ======        ======        ======        ======
Total return(+)                                       6.85%++         6.98%        25.27%        13.50%        18.36%       (1.07)%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          0.90%+          0.90%         0.93%         0.91%         0.87%         0.85%
  Net investment income                               3.39%+          3.44%         3.84%         4.35%         4.82%         4.26%
Portfolio turnover                                      70%            126%          143%          140%          102%           91%
Net assets at end of period (000,000
  omitted)                                           $3,869          $3,503        $3,199        $2,568        $2,242        $1,857

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The distributor voluntarily waived a portion of its fees for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                              --              --            --            --          $ 0.63        $ 0.52
    Ratios (to average net assets):
      Expenses##                                       --              --            --            --            0.97%         0.95%
      Net investment income                            --              --            --            --            4.72%         4.16%

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         YEAR ENDED SEPTEMBER 30,
                                           SIX MONTHS ENDED     -------------------------------------------------------------------
                                             MARCH 31, 1999           1998           1997          1996          1995          1994
                                                (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                $16.05          $16.92        $15.02        $14.46        $12.80        $13.70
                                                     ------          ------        ------        ------        ------        ------
Income from investment operations# -
  Net investment income                              $ 0.21          $ 0.46        $ 0.50        $ 0.52        $ 0.53        $ 0.39
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                           0.80            0.53          2.95          1.21          1.64         (0.65)
                                                     ------          ------        ------        ------        ------        ------
    Total from investment operations                 $ 1.01          $ 0.99        $ 3.45        $ 1.73        $ 2.17        $(0.26)
                                                     ------          ------        ------        ------        ------        ------
Less distributions declared to
  shareholders -
  From net investment income                         $(0.25)         $(0.48)       $(0.49)       $(0.51)       $(0.50)       $(0.43)
  From net realized gain on investments
    and foreign currency transactions                 (2.07)          (1.37)        (1.06)        (0.66)         --            --
  In excess of net investment income                   --             (0.01)         --            --           (0.01)        (0.10)
  From paid in capital                                 --              --            --            --            --           (0.11)
                                                     ------          ------        ------        ------        ------        ------
    Total distributions declared to
      shareholders                                   $(2.32)         $(1.86)       $(1.55)       $(1.17)       $(0.51)       $(0.64)
                                                     ------          ------        ------        ------        ------        ------
Net asset value - end of period                      $14.74          $16.05        $16.92        $15.02        $14.46        $12.80
                                                     ======          ======        ======        ======        ======        ======
Total return                                          6.50%++         6.22%        24.51%        12.49%        17.46%       (1.93)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                          1.55%+          1.55%         1.60%         1.67%         1.71%         1.70%
  Net investment income                               2.74%+          2.80%         3.17%         3.56%         3.97%         3.45%
Portfolio turnover                                      70%            126%          143%          140%          102%           91%
Net assets at end of period (000,000
 omitted)                                            $2,181          $1,984        $1,707        $1,284        $1,005          $843

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the
   Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           YEAR ENDED SEPTEMBER 30,
                                           SIX MONTHS ENDED      -----------------------------------------------------------------
                                             MARCH 31, 1999           1998          1997          1996          1995         1994*
                                                (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS C
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                $16.10         $16.96        $15.06        $14.49        $12.80        $12.92
                                                     ------         ------        ------        ------        ------        ------
Income from investment operations# -
  Net investment income                              $ 0.21         $ 0.46        $ 0.50        $ 0.53        $ 0.54        $ 0.08
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                           0.80           0.53          2.95          1.22          1.66         (0.13)
                                                     ------         ------        ------        ------        ------        ------
    Total from investment operations                 $ 1.01         $ 0.99        $ 3.45        $ 1.75        $ 2.20        $(0.05)
                                                     ------         ------        ------        ------        ------        ------
Less distributions declared to
  shareholders -
  From net investment income                         $(0.25)        $(0.47)       $(0.49)       $(0.52)       $(0.50)       $(0.07)
  From net realized gain on
    investments and foreign currency
    transactions                                      (2.07)         (1.37)        (1.06)        (0.66)        (0.01)         --
In excess of net investment income                     --            (0.01)         --            --            --            --
                                                     ------         ------        ------        ------        ------        ------
    Total distributions declared to
      shareholders                                   $(2.32)        $(1.85)       $(1.55)       $(1.18)       $(0.51)       $(0.07)
                                                     ------         ------        ------        ------        ------        ------
Net asset value - end of period                      $14.79         $16.10        $16.96        $15.06        $14.49        $12.80
                                                     ======         ======        ======        ======        ======        ======
Total return                                          6.56%++        6.27%        24.39%        12.67%        17.66%       (0.41)%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                          1.55%+         1.55%         1.60%         1.63%         1.67%         1.76%+
  Net investment income                               2.74%+         2.80%         3.16%         3.67%         4.14%         4.08%+
Portfolio turnover                                      70%           126%          143%          140%          102%           91%
Net assets at end of period (000,000
 omitted)                                              $454           $336          $190           $83           $23            $1

 * For the period from the inception of Class C, August 1, 1994, through September 30, 1994.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the
   Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED                  YEAR ENDED                 PERIOD ENDED
                                                      MARCH 31, 1999          SEPTEMBER 30, 1998          SEPTEMBER 30, 1997*
                                                         (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                                             CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                         $16.06                      $16.92                       $14.70
                                                              ------                      ------                       ------
Income from investment operations# -
  Net investment income                                       $ 0.29                      $ 0.63                       $ 0.48
  Net realized and unrealized gain on investments and
    foreign currency                                            0.80                        0.53                         2.23
                                                              ------                      ------                       ------
    Total from investment operations                          $ 1.09                      $ 1.16                       $ 2.71
                                                              ------                      ------                       ------
Less distributions declared to shareholders -
  From net investment income                                  $(0.33)                     $(0.64)                      $(0.49)
  From net realized gain on investments and foreign
    currency transactions                                      (2.07)                      (1.37)                        --
  In excess of net investment income                            --                         (0.01)                        --
                                                              ------                      ------                       ------
    Total distributions declared to shareholders              $(2.40)                     $(2.02)                      $(0.49)
                                                              ------                      ------                       ------
Net asset value - end of period                               $14.75                      $16.06                       $16.92
                                                              ======                      ======                       ======
Total return                                                   7.04%++                     7.35%                       18.69%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                   0.55%+                      0.55%                        0.60%+
  Net investment income                                        3.74%+                      3.79%                        4.16%+
Portfolio turnover                                               70%                        126%                         143%
Net assets at end of period
 (000,000 omitted)                                               $18                         $17                          $16

 * For the period from the inception of Class I, January 2, 1997, through September 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Total Return Fund (the Fund) is a diversified series of MFS Series Trust V (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. State Street Bank and Trust Company ("State Street"), as agent, loans the securities to certain brokers (the "Borrowers") approved by the Fund. The loans are collateralized at all times by U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default.

At March 31, 1999, the value of securities loaned was $5,026,548. These loans were collateralized by U.S. Treasury securities of $5,221,595. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and State Street. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS                 BASED ON GROSS INCOME
----------------------------------------    ------------------------------------
First $200 million                0.250%    First $14 million              3.57%
In excess of $200 million         0.212%    In excess of $14 million       3.04%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $27,203 for the six months ended March 31, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $781,618 for the six months ended March 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (0.15% per annum on assets attributable to Class A shares sold prior to October 1, 1989) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $380,618 for the six months ended March 31, 1999. Fees incurred under the distribution plan during the six months ended March 31, 1999, were 35% of average daily net assets attributable to Class A shares on an annualized basis.

The Trustees have adopted a distribution plan relating solely to Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $47,564 and $3,520 for Class B and Class C shares, respectively, for the six months ended March 31, 1999. Fees incurred under the distribution plan during the six months ended March 31, 1999, were 1.00% of each class' average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended March 31, 1999, were $27,715, $879,817, and $47,067 for Class A, Class B, and Class
C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                   PURCHASES              SALES
-------------------------------------------------------------------------------
U.S. government securities                    $1,310,002,313     $  863,664,126
                                              --------------     --------------
Investments (non-U.S. government
  securities)                                 $3,501,152,429     $3,166,384,240
                                              --------------     --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $6,293,327,593
                                                                 --------------
Gross unrealized appreciation                                    $  476,232,478
Gross unrealized depreciation                                      (131,716,334)
                                                                 --------------
    Net unrealized appreciation                                  $  344,516,144
                                                                 ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                   SIX MONTHS ENDED MARCH 31, 1999         YEAR ENDED SEPTEMBER 30, 1998
                               -----------------------------------   -----------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                         63,850,662        $964,868,050        55,504,066        $912,117,694
Shares issued to shareholders
  in reinvestment of
  distributions                     31,810,494         469,655,654        21,559,401         342,963,749
Shares reacquired                  (51,435,437)       (778,897,597)      (47,976,585)       (789,009,468)
                                   -----------        ------------       -----------        ------------
    Net increase                    44,225,719        $655,626,107        29,086,882        $466,071,975
                                   ===========        ============       ===========        ============

Class B Shares
                                   SIX MONTHS ENDED MARCH 31, 1999         YEAR ENDED SEPTEMBER 30, 1998
                               -----------------------------------   -----------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                         21,482,829        $325,387,274        30,797,677        $506,466,396
Shares issued to shareholders
  in reinvestment of
  distributions                     18,427,167         271,852,610        11,311,499         179,658,588
Shares reacquired                  (15,556,141)       (235,353,902)      (19,450,599)       (317,610,824)
                                   -----------        ------------       -----------        ------------
    Net increase                    24,353,855        $361,885,982        22,658,577        $368,514,160
                                   ===========        ============       ===========        ============

Class C Shares
                                   SIX MONTHS ENDED MARCH 31, 1999         YEAR ENDED SEPTEMBER 30, 1998
                               -----------------------------------   -----------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                          9,690,699        $147,328,104        10,590,618        $174,414,769
Shares issued to shareholders
  in reinvestment of
  distributions                      3,243,816          47,980,590         1,346,898          21,473,802
Shares reacquired                   (3,107,325)        (47,354,527)       (2,309,571)        (38,044,926)
                                   -----------        ------------       -----------        ------------
    Net increase                     9,827,190        $147,954,167         9,627,945        $157,843,645
                                   ===========        ============       ===========        ============

Class I Shares
                                   SIX MONTHS ENDED MARCH 31, 1999         YEAR ENDED SEPTEMBER 30, 1998
                               -----------------------------------   -----------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             60,369        $    920,709           158,035        $  2,631,813
Shares issued to shareholders
  in reinvestment of
  distributions                        180,404           2,665,329           130,950           2,085,279
Shares reacquired                     (103,634)         (1,542,641)         (177,735)         (2,942,933)
                                   -----------        ------------       -----------        ------------
    Net increase                       137,139        $  2,043,397           111,250        $  1,774,159
                                   ===========        ============       ===========        ============

(6) Line of Credit
The Fund and other affiliated funds participate in a $720 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended March 31, 1999, was $25,062. The Fund had no borrowings during the period.

(7) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At March 31, 1999, the Fund owned the following restricted securities (constituting 0.06% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

                              DATE OF        SHARE/PAR
DESCRIPTION                   ACQUISITION       AMOUNT         COST        VALUE
--------------------------------------------------------------------------------
Merrill Lynch Mortgage
  Investors, Inc.,
  8.339s, 2022                  June 1994       $4,000   $2,772,500   $3,743,125

MFS(R) TOTAL RETURN FUND

TRUSTEES                                               SECRETARY
Richard B. Bailey* - Private Investor;                 Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                              ASSISTANT SECRETARY
                                                       James R. Bordewick, Jr.*
Peter G. Harwood - Private Investor
                                                       CUSTODIAN
J. Atwood Ives - Chairman and Chief Executive          State Street Bank and Trust Company
Officer, Eastern Enterprises (diversified
services company)                                      INVESTOR INFORMATION
                                                       For MFS stock and bond market outlooks, call
Lawrence T. Perera - Partner, Hemenway                 toll free: 1-800-637-4458 anytime from a
& Barnes (attorneys)                                   touch-tone telephone.

William J. Poorvu - Adjunct Professor, Harvard         For information on MFS mutual funds, call your
University Graduate School of Business                 financial adviser or, for an information kit,
Administration                                         call toll free: 1-800-637-2929 any business day
                                                       from 9 a.m. to 5 p.m. Eastern time (or leave a
Charles W. Schmidt - Private Investor                  message anytime).

Arnold D. Scott* - Senior Executive                    INVESTOR SERVICE
Vice President, Director, and Secretary,               MFS Service Center, Inc.
MFS Investment Management                              P.O. Box 2281
                                                       Boston, MA 02107-9906
Jeffrey L. Shames* - Chairman, Chief
Executive Officer, and Director,                       For general information, call toll free:
MFS Investment Management                              1-800-225-2606 any business day from 8 a.m. to
                                                       8 p.m. Eastern time. For service to speech- or
Elaine R. Smith - Independent Consultant               hearing-impaired, call toll free:
                                                       1-800-637-6576 any business day from 9 a.m. to
David B. Stone - Chairman and Director,                5 p.m. Eastern time. (To use this service, your
North American Management Corp.                        phone must be equipped with a
(investment advisers)                                  Telecommunications Device for the Deaf.)

INVESTMENT ADVISER                                     For share prices, account balances, and
Massachusetts Financial Services Company               exchanges, call toll free: 1-800-MFS-TALK
500 Boylston Street                                    (1-800-637-8255) anytime from a touch-tone
Boston, MA 02116-3741                                  telephone.

DISTRIBUTOR                                            WORLD WIDE WEB
MFS Fund Distributors, Inc.                            www.mfs.com
500 Boylston Street
Boston, MA 02116-3741

LEAD PORTFOLIO MANAGER
David M. Calabro*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

                                                                 ------------
MFS(R) TOTAL RETURN FUND                                           Bulk Rate
                                                                 U.S. Postage
                                                                     Paid
      [Logo] M F S (R)                                               MFS
    INVESTMENT MANAGEMENT                                        ------------
We invented the mutual fund(R)

500 Boylston Street
Boston, MA 02116-3741









(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                  MTR-3 5/99 350M 15/215/315/815